UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2014

Five Prime Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36070	26-0038620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Corporate Drive South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 365-5600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Definitive Material Agreement

On November 13, 2014, Five Prime Therapeutics, Inc. (“FivePrime”) and Britannia Biotech Gateway Limited Partnership (the “Landlord”) entered into the First Amendment to Lease (the “Amendment”), effective November 13, 2014, which amends certain terms of the Lease, dated March 22, 2010, between FivePrime and the Landlord (the “Lease”) regarding FivePrime’s lease of office and laboratory space located at Two Corporate Drive, South San Francisco, California. The Amendment increases the amount of space leased by FivePrime under the Lease by 11,743 square feet (the “Expansion Premises”), from 69,492 square feet to 81,235 square feet, all of which is located in a single building at Two Corporate Drive, South San Francisco, California. FivePrime expects to begin occupying the Expansion Premises on January 1, 2015 and begin paying rent for the Expansion Premises on May 1, 2015 (the “Rent Start Date”), subject in each case to extension to the extent the existing tenant of the Expansion Premises fails to fully surrender and vacate the Expansion Premises by January 1, 2015. Subject to the terms of the Lease, FivePrime’s lease of the Expansion Premises will expire on December 31, 2017, which is coterminous with the expiration of FivePrime’s lease of the existing premises under the Lease. FivePrime will pay the Landlord minimum monthly rent with respect to the Expansion Premises as set forth in the table below:

Period	Minimum Monthly Rent For Expansion Premises	Monthly Rent per Square Foot for Expansion Premises
Rent Start Date – December 31, 2015	$39,339.05	$3.35
January 1, 2016 – December 31, 2016	$40,513.35	$3.45
January 1, 2017 – December 31, 2017	$41,687.65	$3.55

FivePrime is entitled to a one-time improvement allowance of $211,374 from the Landlord for costs relating to the design and construction of improvements to the Expansion Premises subject to the terms and conditions of a work letter attached to the Amendment.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed herewith as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	First Amendment to Lease, effective as of November 13, 2014, by and between the registrant and Britannia Biotech Gateway Limited Partnership

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Five Prime Therapeutics, Inc.

By:	/s/ Francis Sarena
Francis Sarena
Senior Vice President, General Counsel & Secretary

Dated: November 14, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Lease, effective as of November 13, 2014, by and between the registrant and Britannia Biotech Gateway Limited Partnership

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